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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-1 (File
No.       ) of our report dated March 21, 1997 on our audits of the
consolidated financial statements and financial statement of schedule of Continental Natural Gas, Inc. and Subsidiaries. We also consent to the reference to our firm under the caption "Experts."





                                                 /s/ COOPERS & LYBRAND L.L.P.
                                                 COOPERS & LYBRAND L.L.P.


Tulsa, Oklahoma
April 21, 1997